PACE® Select Advisors Trust

July 31, 2020

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus") dated November 27, 2019, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE Alternative Strategies Investments ("fund"), a series of PACE Select Advisors Trust ("Trust"). At the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Trust's Board of Trustees has terminated Standard Life Investments (Corporate Funds) Limited ("Aberdeen Standard Investments") as a subadvisor to the fund, effective as of the close of business on July 31, 2020.

Effective as of the close of business on July 31, 2020 the Summary Prospectus is hereby revised as follows:

All references to "Standard Life Investments (Corporate Funds) Limited" or "Aberdeen Standard Investments" as a subadvisor to the fund in the Summary Prospectus are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1068

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